UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2019

ANAVEX LIFE SCIENCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-37606	98-0608404
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

51 West 52nd Street, 7th Floor, New York, NY USA 10019
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 1-844-689-3939

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 5, 2019, Anavex Life Sciences Corp., a Nevada corporation (the “Company”), held a special meeting of stockholders (the “Meeting”) as prescribed in the Proxy Statement filed by the Company with the Securities and Exchange Commission on February 11, 2019. At the Meeting, four proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:

Proposal No. 1: The election of Christopher Missling, Ph.D., Athanasios Skarpelos, Elliot Favus, M.D., Steffen Thomas, Ph.D., Peter Donhauser, D.O., and Claus van der Velden, Ph.D. for terms until the next annual meeting of stockholders or until each such director’s successor shall have been duly elected and qualified. The stockholders elected each of the six directors by the following votes:

Director	Votes For	Votes Withheld	Broker Non-Votes
Christopher Missling, Ph.D.	26,247,560	259,642	13,699,223
Athanasios Skarpelos	26,142,629	364,573	13,699,223
Elliot Favus, M.D.	26,261,843	245,359	13,699,223
Steffen Thomas, Ph.D.	26,120,119	387,083	13,699,223
Peter Donhauser, D.O.	26,140,899	366,303	13,699,223
Clause van der Velden, Ph.D.	26,101,365	405,837	13,699,223

Proposal No. 2: Amendment of the Company’s Articles of Incorporation to Authorize Up To 10,000,000 Shares of Blank Check Preferred Stock. The stockholders approved the amendment of the Company’s Articles of Incorporation to authorize up to 10,000,000 shares of blank-check preferred stock of the Company as follows:

Votes For	23,935,988
Votes Against	2,296,194
Abstentions	275,020
Broker Non-Votes	13,669,223

Proposal No. 3: Approval of Anavex Life Sciences Corp. 2019 Omnibus Incentive Plan. The proposal was approved as follows:

Votes For	24,301,021
Votes Against	1,839,727
Abstentions	366,454
Broker Non-Votes	13,669,223

Proposal No. 4: Ratification of Independent Registered Public Accounting Firm. The stockholders ratified BDO USA, LLP as the Company’s independent registered public accounting firm as follows:

Votes For	39,679,132
Votes Against	256,342
Abstentions	240,951

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

/s/ Christopher Missling
Name: Christopher Missling, PhD
Title: Chief Executive Officer

Date: April 8, 2019